                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]    Preliminary Proxy Statement
[X]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to Rule 14a-12


                       ADVANCED ENGINE TECHNOLOGIES, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

[_]      Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[_} Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------

                       ADVANCED ENGINE TECHNOLOGIES, INC.
                     11150 W. Olympic Boulevard, Suite 1050
                          Los Angeles, California 90064

                  --------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  --------------------------------------------

TO OUR SHAREHOLDERS:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of ADVANCED ENGINE TECHNOLOGIES, INC. (the "Company"), will be held at the Hilton Hotel, 5711 W. Century Boulevard, Los Angeles, California 90045, on November 20, 2001, at 10:00 a.m., local time. A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     At the Annual Meeting the Company's shareholders will be asked to consider and vote upon:

     1. The election of five (5) directors to the Board of Directors, for a term to expire at the next annual meeting or until their respective successors are elected and qualified.

     2. The ratification of independent auditors, Singer Lewak Greenbaum & Goldstein LLP, for the fiscal year ended June 30, 2001.

     3. Consideration of any matters which may properly come before the Annual Meeting, or any adjournments or postponements thereof. At this time, the Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which the Annual Meeting may be adjourned or postponed. Only shareholders of record as of the close of business on October 24, 2001 are entitled to notice of and to vote at the Annual Meeting. Our stock transfer books will remain open. There is printed on the following pages a Proxy Statement to which your attention is invited. Please read it carefully.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                          By Order of the Board of Directors

                                          /s/ Carroll Shelby
                                          ------------------
                                          Carroll Shelby, President and Director

Los Angeles, California
October 25, 2001

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID, ADDRESSED ENVELOPE. IF YOU ATTEND THIS ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                       ADVANCED ENGINE TECHNOLOGIES, INC.
                     11150 W. Olympic Boulevard, Suite 1050
                          Los Angeles, California 90064

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 20, 2001

                             INTRODUCTORY STATEMENT

     This Proxy Statement and accompanying proxy are furnished in connection with a solicitation of proxies by the Board of ADVANCED ENGINE TECHNOLOGIES, INC. (the "Company") for use at the Annual Meeting of our Shareholders (the "Annual Meeting"), to be held at the Hilton Hotel, 5711 W. Century Boulevard, Los Angeles, California 90045, on November 20, 2001, at 10:00 a.m., local time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. References in this document to "us," "we," or "the Company" refer to ADVANCED ENGINE TECHNOLOGIES, INC.

     Shareholders of record at the close of business on October 24, 2001 will be entitled to receive notice of and to vote at the Annual Meeting. Each share of common stock is entitled to one vote for each matter submitted to a vote at the Annual Meeting. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to us. Any such revocation must show the shareholder's name and must be received prior to the commencement of the Annual Meeting in order to be effective. Additionally, any shareholder attending the Annual Meeting in person, who wishes to do so, may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given. Where no instructions are indicated, proxies will be voted (i) "FOR" the five (5) persons named in this Proxy Statement as our management's nominees for election to the Board of Directors, (ii) "FOR" the ratification of Singer Lewak Greenbaum & Goldstein LLP as our independent public accountants, and (iii) in the discretion of the proxyholders named in the enclosed proxy with respect to any other matters which may properly come before the Annual Meeting, or any adjournments or postponements thereof. We plan to mail proxy materials to shareholders of record on or about October 25, 2001.

                VOTING SECURITIES, PRINCIPAL HOLDERS AND SECURITY
                             OWNERSHIP OF MANAGEMENT

     All voting rights are vested exclusively in the holders of our common stock, with each share entitled to one vote. Only shareholders of record at the close of business on October 24, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. As of October 3, 2001, we had 33,455,000 shares of common stock outstanding.

     Pursuant to the Company's Amended and Restated By-Laws, a majority of the outstanding shares of common stock, or 16,727,501 shares of common stock, represented in person or by proxy, will constitute a quorum for the transaction of business. Shares of the Company's common stock represented by proxies which are marked "abstain" or which are not marked will be counted as shares present for purposes of determining the presence of a quorum on all matters. Proxies relating to "street name" shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares having voted at the Annual Meeting as to any proposal as to which authority to vote is withheld by the broker. Director elections are decided by a plurality of shares of common stock represented in person or by proxy and voting on the issue at the Annual Meeting. The ratification of the Company's independent auditors requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the Annual Meeting.

     The following sets forth the number of shares of our $.001 par value per share common stock beneficially owned by (i) each person who, as of October 3, 2001, was known by us to own beneficially more than five percent (5%) of our common stock; (ii) our directors; (iii) our executive officers; and (iv) our officers and directors as a group. As of October 3, 2001, there were 33,455,000 shares of common stock issued and outstanding.

              Name & Address                      Amount and Nature of       Percent of
                                                                             ----------
           Of Beneficial Owner                     Beneficial Owner           Class (1)
           -------------------                     ----------------           ---------
Robert E./Margaret M. Petersen                          19,395,534(2)          54.70%
6420 Wilshire Boulevard, 20th Floor
Los Angeles, California 90048

OX2 Engine (Distribution) Pty. Ltd.                     10,963,238(3)          32.77%
1-2 Greg Chappell Road
Burleigh Heads
Queensland, Australia, 4220

Steven Charles Manthey                                   4,200,000(4)          12.55%
c/o Advanced Engine Technologies, Inc.
11150 W. Olympic Boulevard, Suite 1050
Los Angeles, California 90064

Carroll Shelby                                           1,380,000(5)           4.01%
c/o Advanced Engine Technologies, Inc.
11150 W. Olympic Boulevard, Suite 1050
Los Angeles, California 90064

Alexandria Phillips                                        296,000(6)              *
c/o Advanced Engine Technologies, Inc.
11150 W. Olympic Boulevard, Suite 1050
Los Angeles, California 90064

Noel Holmes                                                210,000(7)              *
c/o Advanced Engine Technologies, Inc.
11150 W. Olympic Boulevard, Suite 1050
Los Angeles, California 90064

M. Neil Cummings                                           101,402(8)              *
c/o Advanced Engine Technologies, Inc.
11150 W. Olympic Boulevard, Suite 1050
Los Angeles, California 90064

John Luft                                                  100,000(9)              *
c/o Advanced Engine Technologies, Inc.
11150 W. Olympic Boulevard, Suite 1050
Los Angeles, California 90064

Richard C. Ronzi                                          50,000 (10)              *
c/o Advanced Engine Technologies, Inc.
11150 W. Olympic Boulevard, Suite 1050
Los Angeles, California 90064

Directors and Executive Officers as a Group            6,337,402               18.05%

*     Less than 1%.

1) Applicable percentage of ownership is based on 33,455,000 shares of our common stock outstanding as of October 3, 2001. Does not include 250,000 shares of our common stock that may be issued to Carroll Shelby in connection with the joint venture agreement we entered into with Carroll Shelby on July 15, 1998. Shares of our common stock that a person has the right to acquire within 60 days of October 3, 2001 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group.

2) Includes 13,195,534 shares that are directly owned by the R.E. & M. Petersen Living Trust DTD 1/17/83 (the "Petersen Trust"). Robert E. and Margaret M. Petersen (the "Petersens") are the trustees of the Petersen Trust. Also includes 2,000,000 shares of our common stock issuable upon the exercise of outstanding options granted to the Petersen Trust. The Company has been informed that the remaining 4,200,000 shares are beneficially owned by Steven Charles Manthey, one of our directors, but are subject to the voting agreement described below (see "Voting Securities, Principal Holders and Security Ownership of Management - Change in Control"), pursuant to which Mr. Manthey has agreed to vote such shares at all shareholder meetings in the same manner that shares beneficially owned by the Petersens and the Petersen Trust are voted at such shareholder meetings. The Company has been informed that the Petersens and the Petersen Trust have no economic interest in or investment control with respect to the shares beneficially owned by Mr. Manthey.

3) The ownership of these shares is the subject of a lawsuit between the Estate of Paul Ebbage and Steven Charles Manthey et. al. The shares are owned of record by OX2 Ltd., but have been deposited with the Superior Court of the State of California, County of Los Angeles, in the name of Advanced Engine Technologies, Inc., pending the outcome of the lawsuit between the parties. The Company has been informed that a settlement has been reached among the parties with respect to this lawsuit, pursuant to which the parties have agreed that 4,200,000 shares are beneficially owned by Steven Charles Manthey and 6,763,238 are beneficially owned by the Estate of Paul Ebbage.

4) These shares that are held of record by OX2 Engine (Distribution) Pty. Ltd. and the Company has been informed that they are beneficially owned by Steven Charles Manthey.

5) Includes 1,000,000 shares of our common stock issuable upon the exercise of outstanding options granted under the Company's 2000 Stock Incentive Plan, as amended.

6) Includes 200,000 shares of our common stock issuable upon the exercise of outstanding options granted under the Company's 2000 Stock Incentive Plan, as amended.

7) Includes 200,000 shares of our common stock issuable upon the exercise of outstanding options granted under the Company's 2000 Stock Incentive Plan, as amended.

8) Includes 100,000 shares of our common stock issuable upon the exercise of outstanding options granted under the Company's 2000 Stock Incentive Plan, as amended.

9) Includes 100,000 shares of our common stock issuable upon the exercise of outstanding options granted under the Company's 2000 Stock Incentive Plan, as amended.

10) Includes 50,000 shares of our common stock issuable upon the exercise of outstanding options granted under the Company's 2000 Stock Incentive Plan, as amended.

Change in Control

     On September 27, 2001, Robert E. and Margaret M. Petersen (the "Petersens"), individually and as trustees of the R.E. & M. Petersen Living Trust DTD 1/17/83 (the "Petersen Trust"), and Steven Charles Manthey, one of our directors, entered into a voting agreement. Pursuant to the terms of the voting agreement, Mr. Manthey will vote shares beneficially owned or held of record by him, currently representing 12.55% of the Company's common stock, at all shareholder meetings in the same manner that shares beneficially owned by the Petersens and the Petersen Trust are voted at such shareholder meetings, other than in circumstances where any proposal, resolution or issue at any such shareholder meeting relates to Mr. Manthey personally or during any period that Mr. Manthey ceases to be a director of the Company. As a result of the voting agreement, the number of shares of which the Petersens are deemed to have voting control increased from 15,195,534 shares to 19,395,534 shares, or from 42.86% to 54.70%, of the Company's common stock. This may constitute a change in control of the Company.

                       ACTION TO BE TAKEN UNDER THE PROXY

     Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specific matter will be voted as follows with respect to such matter: (i) "FOR" the election of the five (5) persons named in this Proxy Statement as our management's nominees for election to the Board of Directors; (ii) "FOR" the ratification of Singer Lewak Greenbaum & Goldstein LLP as our independent auditors; and (iii) in the discretion of the proxyholders named in the enclosed proxy with respect to any other matters which may properly come before the Annual Meeting, or any adjournments or postponements thereof.

     Management knows of no other matters, other than those stated above, to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting, the proxyholders named in the enclosed proxy intend to vote such proxy in accordance with their judgement on such matters. The proxyholder named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Annual Meeting from time to time.

                              ELECTION OF DIRECTORS
                         (Item No. 1 on the Proxy Card)

     Our Amended and Restated By-Laws provide that the Board of Directors will consist of not less than three (3) nor more than seven (7) directors. The Board of Directors previously fixed the number of directors at four (4). In October 2001, the Board of Directors increased the number of directors from four (4) to five (5) and elected Steven Charles Manthey to fill the vacancy created by such increase.

     It is proposed that our five (5) current directors be re-elected to our Board of Directors, each such director to hold office until the next Annual Meeting of shareholders or until his or her successor is elected and qualified. It is the intention of the proxyholders named in the accompanying form of proxy to vote each properly completed proxy "FOR" the election the five (5) nominees set forth on the proxy form unless a shareholder specifically indicates in its, his or her proxy that it, he or she desires to withhold authority from voting for the electing of certain nominees to office. The Board of Directors does not contemplate that any nominee will be unable to serve as a director for any reason, but if that should occur prior to the Annual Meeting, the Board of Directors reserves the right to substitute another person(s) of their choice as nominee(s). If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend.

     Pursuant to the terms of our Articles of Incorporation every shareholder voting for the election of directors is entitled to one vote for each share. A shareholder may vote each share once for one nominee to each of the director positions being filled. A shareholder may not cumulate votes. Pursuant to our Amended and Restated By-Laws, each nominee must be approved by a plurality of shares of common stock represented in person or by proxy and voting in the election of directors at the Annual Meeting.

     The Company has nominated the following individuals to be elected as directors at the Annual Meeting:

               Name             Age              Current Position
               ----             ---              ----------------

Noel Holmes                      52                 Director

Steven Charles Manthey           40                 Director

Alexandria Phillips              53              Director, Treasurer

Richard C. Ronzi                 63                 Director

Carroll Shelby                   77              Director, President


      Our current executive officers, their ages and positions held in the Company are as follows:

               Name             Age                 Position
               ----             ---                 --------

John Luft                        44                 Chief Operating Officer

M. Neil Cummings                 50                       Secretary

     Our directors will serve in such capacity until the next annual meeting of our shareholders and until their successors have been elected and qualified. Our officers serve at the discretion of our directors. There are not any arrangements or understandings between any of our directors or officers or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

     Biographical information follows for each individual nominated to be elected as directors at the Annual Meeting and for our executive officers.

     Carroll Shelby - President, Director

     Carroll Shelby has over 50 years of successful experience in the engine industries. He has been inducted into a number of automotive-related Halls of Fame. Mr. Shelby has been our president since May 2000 and one of our directors since 1998.

     Mr. Shelby is a founder and director of:

               Shelby American, Inc.
               Carroll Shelby Licensing, Inc.
               Shelby Technologies
               Carroll Shelby Enterprises
               Carroll Shelby Children's Foundation
               International Chili Society

     John Luft - Chief Operating Officer

     John Luft was the director of resorts/attractions marketing for the Walt Disney Corporation at the Walt Disney World (WDW) Resort in Orlando, Florida from 1992 to 1994. From 1985 to 1992, Mr. Luft was the corporate director of U.S. marketing for Hilton Hotels Corporation and from 1994 to 1999 he served as Hilton's director of global and strategic partnership & product development. He also served as the senior vice president of global marketing and sales and business development at SkyNet Holdings, Inc. from 1999 to 2000. Mr. Luft earned a BA degree from the University of Southern California in Marketing and Speech Communications. Mr. Luft has been our chief operating officer since September 2001.

         M. Neil Cummings - Secretary

         M. Neil Cummings has been a practicing lawyer in the State of California since 1977 and was a partner for many years in the Los Angeles law firm of Walker, Wright, Tyler & Ward. In July 1995, Mr. Cummings founded, and is currently the owner and president of, M. Neil Cummings and Associates, a professional law corporation that focuses on the area of business law, with an emphasis on licensing and intellectual property in the context of existing and emerging modes of ground transportation. Mr. Cummings has been our secretary since 1999.

         Alexandria Phillips - Director/Treasurer

         Alexandria Phillips brings to the Company her years of wide ranging experience and expertise as a tax advisor and financial consultant to Robert E. Petersen and entities controlled by Mr. Petersen. Ms. Phillips resides in Southern California and has been our treasurer since 2000 and one of our directors since 1999.

         Noel Holmes - Director

         Mr. Holmes is a native of Australia, but spends a good deal of time in Southern California, while maintaining a diverse international business and accounting practice. Mr. Holmes commenced his career in 1968 while practicing in an Australian chartered accounting firm, earned certificates in Australian practicing from the Institute of Chartered Accountants in 1973 and has practiced as a senior partner in an Australian chartered accounting firm since 1974. Mr. Holmes is a director of private investment and property companies in the United States, Australia, Singapore, the United Kingdon and Malaysia. Mr. Holmes has been one of our directors since 1999.

         Steven Charles Manthey - Director

         Steven Charles Manthey is an inventor and conducts research and development in connection with engines and related devices. Mr. Manthey has been one of our directors since 2001.

         Richard C. Ronzi - Director

         Richard C. Ronzi recently retired after 38 years with Ford Motor Company. Mr. Ronzi's positions at Ford included Director, Power Train Research; Executive Director, Engineering and Manufacturing Staff; Vice President/Chief Engineer, Ford New Holland; and Chief Engineer, Transmission/Driveline Engineering. Mr. Ronzi played a major role in Ford's work with the orbital engine, Wankel engines, advanced gas turbines, Stirling engines and commercial truck direct injection Diesel engines. Mr. Ronzi earned a BSME degree from the University of Detroit and a MSME degree from the University of Michigan. Mr. Ronzi has been one of our directors since 2000.

Committees and Meetings of the Board of Directors

         The Board of Directors does not have any committees.

         Between July 1, 2000 and June 30, 2001 the Board of Directors met 8 times. During that time, all directors attended 75 percent or more of the meetings of the Board of Directors.

Compensation of Directors

         Members of the Board of Directors are entitled to receive ten thousand (10,000) shares of common stock of the Company per year as compensation for their service on the Board of Directors. On April 2, 2001, we granted the following persons the number of shares of Common Stock set forth opposite his or her name, in consideration of such person's service as a director of the Company. Each director received 10,000 shares of common stock for each year of service as a director of the Company. Such shares were granted in reliance on the exemption provided by Rule 505 of Regulation D promulgated under the Securities Act of 1933, as amended. Each of Mr. Holmes, Mr. Hunt, Ms. Phillips and Mr. Shelby is an accredited investor.

                                                        Number of Shares
                                                        ----------------
                        Name of Director                of Common Stock
                        ----------------                --------------
                        Noel Holmes                          10,000
                        George Hunt                          40,000
                        Alexandria Phillips                  10,000
                        Carroll Shelby                       20,000
                                Total                        80,000

                 Certain Relationships and Related Transactions

         We have paid research and development costs and rent to a company owned by Carroll Shelby, our president, a director and a shareholder, in the amount of $124,437 for the fiscal year ended June 30, 2000 and in the amount of $101,387 for the fiscal year ended June 30, 2001.

         On July 15, 1998, we entered into a joint venture agreement with Mr. Shelby to develop the OX2 engine for use in a standard application for motor vehicles and to promote the OX2 engine to the automotive industry. The agreement will expire on December 31, 2001. Mr. Shelby received 300,000 shares of Common Stock for the initial joint venture agreement and will receive an additional 250,000 shares if the objective of the joint venture agreement is obtained.

         We have paid legal fees and have reimbursed expenses, including rent, to a company that is owned by M. Neil Cummings, our secretary and a shareholder, in the amount of $187,985 for the fiscal year ended June 30, 2000, and in the amount of $152,157 for the fiscal year ended June 30, 2001. As of June 30, 2001, we have an outstanding receivable of $21,000, from a company owned by Mr. Cummings to reimburse Mr. Cummings' company for the build-out of office space.

         In May 2000, we paid engine development costs to Steven Charles Manthey, who is a shareholder of OX2 Ltd., in the amount of $300,000.

             Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our officers and directors, and persons who beneficially own more than ten percent of our Common Stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. To our knowledge, the following persons have failed to file, on a timely basis, the identified Section 16(a) reports during the most recent fiscal year:

               -------------------------------------------------------------------------------------
               Name and Principal                                         Known Failures to File a
                    Position                   Number of Late Reports          Required Report
               -------------------------------------------------------------------------------------
               Robert E. Petersen                        0                           1
               -------------------------------------------------------------------------------------
               Carroll Shelby,
               President and Director                    0                           2
               -------------------------------------------------------------------------------------
               Alexandria Phillips,
               Treasurer and Director                    0                           2
               -------------------------------------------------------------------------------------
               Noel Holmes,
               Director                                  0                           2
               -------------------------------------------------------------------------------------
               M. Neil Cummings,
               Secretary                                 0                           1
               -------------------------------------------------------------------------------------
               John Luft,
               Chief Operating Officer                   0                           1
               -------------------------------------------------------------------------------------
               Richard C. Ronzi,                         0                           1
               Director
               -------------------------------------------------------------------------------------


                             EXECUTIVE COMPENSATION

     The following table sets forth information regarding the annual and long-term compensation paid to our executive officers during the last fiscal year.

                           SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------- ---------------------------------------------------
                                             Annual Compensation                        Long-Term Compensation
                                      -------------------------------------------------------------------------------------------
                                                                                    Awards                    Payouts

                                                                          -------------------------------------------------------
Name And Principal          Year       Salary      Bonus        Other     Restricted    Securities       LTIP       All Other
Position                                 $           $         Annual        Stock      Underlying      Payouts    Compensation
                                                             Compensation  Award(s)      Options/         ($)           ($)
                                                                  $           $            SARs
                                                                                            (#)
---------------------------------------------------------------------------------------------------------------------------------
Carroll Shelby,
President, Director (1)     2001       60,000       ---          ---          ---        1,000,000        ---      $13,200(2)
                          -------------------------------------------------------------------------------------------------------
                            2000       10,000       ---          ---          ---              ---        ---          ---
                          -------------------------------------------------------------------------------------------------------
                            1999           -0-      ---          ---          ---              ---        ---          ---
---------------------------------------------------------------------------------------------------------------------------------


(1)  Mr. Shelby became an officer in 2000.

(2) Represents the market value of 20,000 shares of Common Stock granted to Mr. Shelby during the past fiscal year, based on an average between the closing bid and ask prices of $0.66 per share on April 2, 2001, the date of grant. These shares were granted under the Company's 2000 Stock Incentive Plan, as amended.

Option Grants in the Last Fiscal Year

     The following table sets forth information with respect to the options granted to our executive officers during the last fiscal year.

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

---------------------------------------------------------------------------------------------------
                                                    Percent Of
                                                      Total
                                  Number Of          Options
                                  Securities        Granted To
                                  Underlying        Employees     Exercise Or Base
                                    Options          In Fiscal         Price           Expiration
              Name                Granted (#)          Year            ($/Sh)             Date
---------------------------------------------------------------------------------------------------
Caroll Shelby...............     1,000,000 (1)        100%            $0.625          4/27/2011
---------------------------------------------------------------------------------------------------

(1) These options were granted under the Company's 2000 Stock Incentive Plan, as amended.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
Values

     The following table sets forth certain information with respect to the number and value of unexercised options held by our executive officers at June 30, 2001. Our executive officers did not exercise any options during the last fiscal year.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

----------------------------------------------------------------------------------------------------------
             Name                  Number of Securities Underlying           Value of Unexercised
                                  Unexercised Options at FY-End (#)          In-the-Money Options
                                     Exercisable/ Unerercisable                  at FY-End ($)
                                                                        Exercisable/ Unexercisable (1)
----------------------------------------------------------------------------------------------------------
Caroll Shelby...................     1,000,000           -0-             $ 25,000            $ -0-
----------------------------------------------------------------------------------------------------------

(1) Represents the value of the shares of Common Stock underlying options, based on an average between closing bid and ask prices of $0.65 per share on June 30, 2001 less the aggregate exercise price.

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                         (Item No. 2 on the Proxy Card)

Previous Independent Auditors

     On November 16, 2000, we decided not to reappoint Neff & Ricci LLP ("Neff & Ricci") as our independent auditors to audit our financial statements for the fiscal year ended June 30, 2001, and the client-auditor relationship with Neff & Ricci was terminated effective as of April 25, 2001. Our Board of Directors approved the decision.

     The reports of Neff & Ricci on our financial statements for the past two fiscal years ended June 30, 2000 contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

     In connection with its audits for our two most recent fiscal years and through April 25, 2001, there have been no disagreements with Neff & Ricci on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Neff & Ricci, would have caused them to make reference thereto in their report on our financial statements for such years.

     We requested that Neff & Ricci furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 18, 2001, is filed as an exhibit hereto.

New Independent Auditors

     On April 25, 2001 and effective as of such date, the Board of Directors approved and appointed Singer Lewak Greenbaum & Goldstein LLP ("Singer Lewak") as our independent auditors to audit our financial statements for the fiscal year ended June 30, 2001. The Board of Directors approved the decision.

     The decision to change independent auditors was primarily based on a recommendation from Neff & Ricci, whose offices are located in Albuquerque, New Mexico, that we might better be served by independent auditors whose offices are located in the same geographical area as our corporate headquarters and principal place of business (Los Angeles, California).

     During our two most recent fiscal years and through April 25, 2001, we have not consulted with Singer Lewak regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was either the subject of a disagreement or event described in Item 304(a)(1)(iv)(A) of Regulation S-B.

Ratification of Independent Auditors

     We have appointed independent public auditors Singer Lewak for the fiscal year ended June 30, 2001. This appointment will be submitted to the shareholders for ratification at the Annual Meeting.

     The submission of the appointment of Singer Lewak is not required by law or the Amended and Restated By-Laws of the Company. The Board of Directors is nevertheless submitting it to the shareholders to ascertain their views. If the shareholders do not ratify the appointment, the selection of other independent public auditors will be considered by the Board of Directors. To be adopted, the resolution requires the affirmative vote of a majority of the shares voting at the Annual Meeting. The Board of Directors recommends a vote "FOR" the resolution. Representatives of Singer Lewak are not expected to be present at the Annual Meeting.

Audit Fees

     The aggregate fees billed to the Company by Singer Lewak for professional services rendered for the audit of the Company's financial statements for the year ended June 30, 2001 and the reviews of the Company's financial statements included in the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2001 were $34,000. The audit for the year ended June 30, 2001 and the fees billed in connection therewith also include services in consulting on the restatement of the prior years' financial statements.

Financial Information Systems Design and Implementation

     Singer Lewak was not engaged to render services for financial information systems design and implementation for the year ended June 30, 2001.

All Other Fees

     Singer Lewak did not bill the Company for any services other than the services covered above under "--Audit Fees" for the year ended June 30, 2001.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, our management has no knowledge of any business, other than previously described herein, which should be presented for consideration at the Annual Meeting. In the event that any other business is presented at the Annual Meeting, it is intended that the proxyholders named in the enclosed proxy will have authority to vote such proxy in accordance with their best judgment on such business.

                              SHAREHOLDER PROPOSALS

     According to Rule 14a-8 under the Securities Exchange Act of 1934, a shareholder may require that certain proposals suggested by shareholders be voted on at a shareholders Annual Meeting. Information concerning such proposals must be submitted to the Company for inclusion in its proxy statement. Such proposals for inclusion in the Company's proxy materials relating to the next annual meeting of the Company must be received by the Company not later than June 27, 2002. However, the Company may elect to hold its next annual meeting at a different time of year than the time of year of this Annual Meeting. If the Company elects to hold its next annual meeting at a time of year that is more than thirty (30) days from the time of year of this Annual Meeting, then such shareholder proposals would have to be received by the Company a reasonable time before the Company begins to print and mail its proxy materials.

                          ANNUAL REPORT TO SHAREHOLDERS

     The Company's Annual Report to Shareholders on Form 10-KSB for the fiscal year ended June 30, 2001, including financial statements, has been mailed with these materials to all shareholders of record. Any shareholder who has not received a copy of such Annual Report on Form 10-KSB may obtain a copy by writing to us. Such Annual Report on Form 10-KSB is not to be treated as part of the proxy solicitation material, nor as having been incorporated by reference.

                             SOLICITATION OF PROXIES

     The cost of solicitation will be borne by us. In addition to the use of mailings, proxies may be solicited by personal interview or telephone, by directors, officers and regular employees of the Company, without special compensation therefore. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock.

      NOTICE TO BANKS, BROKERS/DEALERS, VOTING TRUSTEES, AND THEIR NOMINEES

     Please advise us, in care of our corporate address, whether any other persons are the beneficial owners of the shares of common stock for which proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement, and other soliciting materials, you wish to receive in order to supply copies to the beneficial owners of shares.

                                ADVANCED ENGINE TECHNOLOGIES, INC.

                                By: /s/ Carroll Shelby
                                ---------------------------
                                Carroll Shelby, President

Dated: October 25, 2001

                                                                      Exhibit A

October 18, 2001

Securities and Exchange Commission
Mail Stop 0304
450 5/th/ Street, NW
Washington, DC 20549

Dear Sirs/Madams:

We were previously the independent accountants for Advanced Engine Technologies, Inc. and on September 20, 2000, we reported on the financial statements of Advanced Engine Technologies, Inc. as of June 30, 2000 and for the two years then ended.

Except for the last sentence of the first paragraph of "Ratification of Appointment of Independent Public Accountants - Previous Independent Auditors," we have read and agree with the comments in "Ratification of Appointment of Independent Public Accountants - Previous Independent Auditors" of the Proxy Statement of Advanced Engine Technologies, Inc. for the 2001 shareholder meeting. We have no basis for agreeing or disagreeing with the last sentence of the first paragraph of "Ratification of Appointment of Independent Public Accountants - Previous Independent Auditors."

Sincerely,


/s/ Neff & Ricci LLP
Neff & Ricci LLP

                                      PROXY
                       ADVANCED ENGINE TECHNOLOGIES, INC.
                     11150 W. Olympic Boulevard, Suite 1050
                          Los Angeles, California 90064

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

     THE UNDERSIGNED hereby appoints and constitutes Alexandria Phillips and Noel Holmes and each of them as the undersigned's true and lawful agents and proxies, with full power of substitution and revocation in each, to attend, represent and to vote the shares of common stock of the undersigned at the Annual Meeting of Shareholders (the "Annual Meeting") of ADVANCED ENGINE TECHNOLOGIES, INC. to be held at the Hilton Hotel, 5711 W. Century Boulevard, Los Angeles, California 90045, on November 20, 2001, at 10:00 a.m., local time and at any adjournments or postponements thereof, on all matters coming before said Annual Meeting.

     If no instructions are indicated with respect to a specific matter, this proxy will be voted as follows with respect to such matter: (i) "FOR" the election of the five (5) persons named in item 1 as our management's nominees for election to the Board of Directors; (ii) "FOR" the ratification of Singer Lewak Greenbaum & Goldstein LLP as our independent public auditors; and (iii) "FOR" the transaction of any other business to come before the Annual Meeting, in the discretion of the holder of this proxy.

     1.   Election of Directors:

     ___  FOR all nominees listed below      ___  WITHHOLD AUTHORITY
                                                  (except as marked to the
                                                  contrary) to vote for all
                                                  nominees listed below

            Noel Holmes, Steven Charles Manthey, Alexandria Phillips,
                        Richard C. Ronzi, Carroll Shelby

    (Instructions: To withhold authority to vote for any individual nominee, write the name(s) of the nominee(s) on the line below)

            ________________________________________________________

     2. Ratification of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent public auditors for the fiscal year ended June 30, 2001:

                               FOR ___    AGAINST ___     ABSTAIN ___

     3. To consider and act upon any matters which may properly come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors are not aware of any business to come before the Annual Meeting.

                               FOR ___    AGAINST ___     ABSTAIN ___

                                   Dated: _________________________ , 2001.

(Printed Name of Shareholder) ________________________________________________

(Signature of Shareholder)    ________________________________________________

     This Proxy Must Be Signed Exactly As Your Name Appears On Your Stock Certificate. Executors, Administrators, Trustees, Etc., Should Give Full Title As Such. If The Signer Is A Corporation, Please Sign Full Corporate Name By Duly Authorized Officer.

             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

                                        1